                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


           OREGON                        1-13159                 47-0255140
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

            1221 LAMAR #1600
             HOUSTON, TEXAS                                      77010-1221
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Pursuant to the Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Plan") of Enron Corp. (the "Company") and its debtor-in-possession subsidiaries (collectively with the Company, the "Reorganized Debtors"; and as they existed prior to the Effective Date (as defined in Item 8.01 of this Current Report on Form 8-K), the "Debtors"), filed with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on July 2, 2004, and confirmed by the Bankruptcy Court on July 15, 2004, (i) the Debtors entered into a Common Equity Trust Agreement and a Preferred Equity Trust Agreement on November 16, 2004, and (ii) the Reorganized Debtors entered into a Reorganized Debtor Plan Administration Agreement (the "Plan Administration Agreement") on the Effective Date, in each case, with Stephen Forbes Cooper LLC, a New Jersey limited liability company ("SFC"). Copies of the Common Equity Trust Agreement, Preferred Equity Trust Agreement and Plan Administration Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The descriptions of such agreements set forth below are qualified by reference to their complete text.

         Under the Common Equity Trust Agreement and the Preferred Equity Trust Agreement, SFC will act as a trustee of two trusts formed to hold the Company's Common Stock (the "Common Equity Trust") and four classes of preferred stock (the "Preferred Equity Trust"), respectively, which were issued pursuant to the Chapter 11 Plan on its Effective Date. The beneficiaries of these two trusts are the former holders of the Company's Common Stock and four classes of preferred stock that was cancelled on the Effective Date pursuant to the Chapter 11 Plan, as described in greater detail in Item 8.01 of this Current Report on Form 8-K. The interests in such trusts are uncertificated, non-voting and non-transferable, except that such interests may be transferred by the laws of descent and distribution. In the highly unlikely event that the value of the Company's assets exceed the amount of its allowed claims under the Chapter 11 Plan, the Company will make distributions pursuant to the Chapter 11 Plan to the Common Equity Trust and the Preferred Equity Trust based upon the relative rights and preferences of the stock of the Company that such trusts hold, and such trusts will make distributions to the holders of their trust interests. Distributions from the Preferred Equity Trust will be made based upon the relative rights and preferences allocated among its trusts interests. The Common Equity Trust Agreement and the Preferred Equity Trust Agreement do not provide for compensation of SFC as trustee, which compensation is, instead, provided for in the Plan Administration Agreement. The Common Equity Trust and the Preferred Equity Trust are described in greater detail in Item 3.03 of this Current Report on Form 8-K.

         Under the Plan Administration Agreement, SFC is appointed as the Chapter 11 Plan's Reorganized Debtor Plan Administrator. SFC's duties will generally include administering the Reorganized Debtors' estates in accordance with the Chapter 11 Plan subject to the review and oversight of the Company's Board of Directors, while having authority to (i) compromise and settle claims and causes of action, and (ii) enter into agreements for the disposition of assets, in each case, falling below certain threshold requirements, without obtaining further specific Board approval. To perform its duties under the Plan Administration Agreement, SFC may utilize a number of Associate Directors of Restructuring selected and approved pursuant to a process set forth therein. Each employee of SFC that provides services to the Reorganized Debtors under the Plan Administration Agreement is required to execute a Duty of Loyalty Agreement in a form attached to the Plan Administration Agreement. For its services under the Chapter 11 Plan Administration Agreement, SFC is to be paid an annual fee of $1,320,000 plus $864,000 for each Associate Director of Restructuring providing services to the Reorganized Debtors thereunder, with such annual fee paid in monthly amounts as adjusted for the actual number of hours worked and based upon a rate schedule attached to the Plan Administration Agreement. The schedule of rates may be adjusted by SFC unless the Company's Board of Directors affirmatively objects to such increase, in which case SFC may increase the rates on such schedule with the approval of the Bankruptcy Court. Also, SFC is to be reimbursed for its expenses and may request of the Company's Board of Directors and the Bankruptcy Court an additional fee to be paid after the earlier of (i) the termination of the Plan Administration Agreement for a reason other than Cause (a term defined in the Plan Administration Agreement) or
(ii) the liquidation of substantially all of the Reorganized Debtors' material assets. SFC's compensation under the Plan Administration Agreement will be its sole compensation for acting as Reorganized Debtor Plan Administrator, the Disbursing Agent of the Reorganized Debtors under the Chapter 11 Plan, and a trustee of any trust created pursuant to the Chapter 11 Plan. SFC and its representatives receive exculpation and indemnification under the Plan Administration Agreement. The Plan Administration Agreement terminates upon the earlier of (x) the resignation or removal of SFC as the Reorganized Debtor Plan Administrator, or (y) thirty days following the closing of the bankruptcy cases of the Reorganized Debtors. If SFC is removed as Reorganized Debtor Plan Administrator without Cause, a termination fee of $2,900,000 will be payable to SFC.

         SFC has provided management services to the Debtors during the course of their bankruptcy. Also, prior to the Effective Date, Stephen Cooper, a member of SFC, has acted as Interim President, Interim Chief Executive Officer and Chief Restructuring Officer of the Company.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Upon the Effective Date, all executory contracts of the Debtors that are not set forth on the assumption schedule which is attached to this Current Report as Exhibit 99.1, and were not otherwise assumed by any Debtor as approved by order of the Bankruptcy Court, are deemed rejected pursuant to the Chapter 11 Plan and no longer enforceable against the Reorganized Debtors. The Debtors are conducting a process of determining damages that would be payable to third parties as a result of the rejection of such contracts. However, the Debtors have not identified any such contracts as material agreements not made in the ordinary course of business requiring specific identification in this Item 1.02. Also, the aggregate amount of damages payable as a result of such rejections is subject to litigation and has not been determined.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.


         On November 17, 2004, the Company and certain of its affiliates consummated the sale of 100% of the equity interests of CrossCountry Energy, LLC ("CrossCountry") to CCE Holdings, LLC, a joint venture of Southern Union Company and GE Commercial Finance Energy Financial Services, an affiliate of the General Electric Corporation. CrossCountry was formed in June 2003 to hold interests in and operate the Company's interstate natural gas pipeline assets, including the Company's interest in Transwestern Pipeline Company, Citrus Corp. and Northern Plains Natural Gas Company. CCE Holdings, LLC paid the Company and its affiliates a net cash purchase price of approximately $2.11 billion.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         On the Effective Date, all of the Company's outstanding stock was cancelled. This stock included the Company's Common Stock and Cumulative Second Preferred Convertible Stock, both of which were registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company's 9.142% Perpetual Second Preferred Stock; Mandatorily Convertible Junior Preferred Stock, Series B; and Mandatorily Convertible Single Reset Preferred Stock, Series C. In place of such cancelled stock, on the Effective Date, new shares of Common Stock and preferred stock of the Company, which contained substantially the same economic terms and relative rights and preferences of the cancelled stock, were issued to the Common Equity Trust, which holds the newly issued shares of the Company's Common Stock, and the Preferred Equity Trust, which holds the newly issued shares of the Company's preferred stock. The holders of the Company's stock at the time of its cancellation were allocated non-voting, uncertificated and non-transferable interests in the Common Equity Trust, if they held cancelled shares of Common Stock, and in the Preferred Equity Trust, if they held cancelled shares of the Company's preferred stock. The relative rights and preferences of the trust interests of the Preferred Equity Trust were allocated in the same manner that the relative rights and preferences were allocated among the holders of the Company's preferred stock immediately prior to its cancellation. In the highly unlikely event that the value of the Company's assets exceed the amount of its allowed claims under the Chapter 11 Plan, the Company will make distributions pursuant to the Chapter 11 Plan to the Common Equity Trust and the Preferred Equity Trust based upon the relative rights and preferences of the stock of the Company that such trusts hold, and such trusts will make distributions to the holders of their trust interests. Distributions from the Preferred Equity Trust will be made based upon the relative rights and preferences allocated among its trusts interests.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On the Effective Date, the Company's board of directors was reconstituted pursuant the Chapter 11 Plan. In connection with such reconstitution, John A. Ballantine, Corbin A McNeill, Jr., Raymond S. Troubh and Ron W. Haddock resigned from the board of directors effective as of the Effective Date.

         (d) In connection with the reconstitution of the board of directors described in (b) above, before their resignations as of the Effective Date, the resigning directors of the Company appointed, pursuant to the order confirming the Chapter 11 Plan, Stephen D. Bennett, Rick A. Harrington, James R. Latimer, III, John J. Ray, III and Robert M. Deutschman as the new board of directors of the Company. The Chapter 11 Plan required that this reconstituted board be selected by the Debtors after consultation (i) with respect to 4 members, the statutory committee of creditors holding unsecured claims in the Debtors' bankruptcy cases (such directors referred to herein as the "Committee Directors"), and (ii) with respect to 1 member, Harrison A. Goldin, acting as the appointed examiner of Enron North America Corp., a wholly owned subsidiary of the Company, pursuant to an order of the Bankruptcy Court dated March 12, 2002 (such director referred to herein as the "ENA Examiner Director"). Messrs. Bennett, Harrington, Ray and Deutschman are the Committee Directors, and Mr. Latimer is the ENA Examiner Director.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         (a) Pursuant to the Chapter 11 Plan, upon the Effective Date, the Company amended and restated (i) its articles of incorporation in effect immediately prior to the Effective Date (the "Pre-Effective Articles") as the Second Amended and Restated Articles of Incorporation of Enron Corp., in the form attached to this Current Report on Form 8-K as Exhibit 3.1 (the "Post-Effective Articles"); and (ii) its bylaws in effect immediately prior to the Effective Date (the "Pre-Effective Bylaws") as the Amended and Restated Bylaws of Enron Corp., in the form attached to this Current Report on Form 8-K as Exhibit 3.2 (the "Post-Effective Bylaws").

         SUMMARY COMPARISON OF THE PRE-EFFECTIVE ARTICLES OF INCORPORATION AND THE POST-EFFECTIVE ARTICLES

         The following comparative summary of the terms of the Pre-Effective Articles and the Post-Effective Articles does not purport to be complete. The summary of the terms of the Post-Effective Articles is qualified by reference to their complete text attached to this Current Report on Form 8-K as Exhibit 3.1, and the summary of the Pre-Effective Articles is qualified by reference to their complete text, which are filed with the Securities and Exchange Commission (the "SEC") as follows:

         Amended and Restated Articles of Incorporation of Enron Oregon Corp. (Annex E to the Proxy Statement/Prospectus included in Enron's Registration Statement on Form S-4 - File No. 333-13791).

         Articles of Merger of Enron Oregon Corp., an Oregon corporation, and Enron Corp., a Delaware corporation (Exhibit 3.02 to Post-Effective Amendment No. 1 to Enron's Registration Statement on Form S-3 - File No. 33-60417).

         Articles of Merger of Enron Corp., an Oregon corporation, and Portland General Corporation, an Oregon corporation (Exhibit 3.03 to Post-Effective Amendment No. 1 to Enron's Registration Statement on Form S-3 - File No. 33-60417).

         Articles of Amendment of Enron: Form of Series Designation for the Enron Convertible Preferred Stock (Annex F to the Proxy Statement/Prospectus included in Enron's Registration Statement on Form S-4 - File No. 333-13791).

         Articles of Amendment of Enron: Form of Series Designation for the Enron 9.142% Preferred Stock (Annex G to the Proxy Statement/Prospectus included in Enron's Registration Statement on Form S-4 -File No. 333-13791).

         Articles of Amendment of Enron: Statement of Resolutions Establishing Series A Junior Voting Convertible Preferred Stock (Exhibit 3.07 to Enron's Registration Statement on Form S-3 - File No. 333-44133).

         Articles of Amendment of Enron: Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. - Mandatorily Convertible Single Reset Preferred Stock, Series A (Exhibit 4.01 to Enron's Form 8-K - File No. 001-13159).

         Articles of Amendment of Enron: Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. - Mandatorily Convertible Single Reset Preferred Stock, Series B (Exhibit 4.02 to Enron's Form 8-K - File No. 001-13159).

         Articles of Amendment of Enron amending Article IV of the Articles of Incorporation (Exhibit 3.10 to Post-Effective Amendment No. 1 to Enron's Registration Statement on Form S-3 - File No. 333-70465).

         Articles of Amendment of Enron: Statement of Resolutions Establishing A Series of Preferred Stock of Enron Corp. - Mandatorily Convertible Junior Preferred Stock, Series B (Exhibit 3.11 to Post-Effective Amendment No. 1 to Enron's Registration Statement on Form S-3 - File No. 333-70465).

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
NON VOTING STOCK           The Pre-Effective            Pursuant to Section
                           Articles did not             1123 of the Bankruptcy
                           address this issue.          Code, the Company shall
                                                        not issue non-voting
                                                        equity securities.
---------------------      -----------------------      ------------------------
COMMON STOCK               The Pre-Effective            The Chapter 11 Plan
                           Articles authorized          cancelled all Common
                           1,200,000,000 shares         Stock outstanding
                           of Common Stock.             immediately prior to
                                                        the Effective Date, and
                                                        the Post-Effective
                                                        Articles authorized
                                                        1,200,000,000 shares of
                                                        new Common Stock. For
                                                        each share of Common
                                                        Stock that was
                                                        cancelled, one share of
                                                        new Common Stock was
                                                        issued to the Common
                                                        Equity Trust as
                                                        described in Item 3.03
                                                        of this Current Report
                                                        on Form 8-K.
---------------------      -----------------------      ------------------------
SERIES 1 EXCHANGED         The Statement of             The Chapter 11 Plan
PREFERRED STOCK AND        Resolutions                  cancelled all
                           Establishing the             Cumulative Second
                           Cumulative Second            outstanding immediately
                           Preferred Convertible        prior to the Effective
                           Stock Series (the            Date, and the
                           "Cumulative Second")         Post-Effective Articles
                           of Enron Oregon Corp.,       authorized 1,137,991
                                                        shares of Series 1

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
CUMULATIVE SECOND          adopted on June 17,          Exchanged Preferred
PREFERRED                  1997, authorized             Stock.  These shares of
CONVERTIBLE STOCK          1,370,000 shares of          Series 1 Exchanged
                           Cumulative Second.           Preferred Stock have
                           The statement requires       been issued to the
                           that the following be        Preferred Equity Trust
                           approved by the              as described in Item
                           holders of at least          3.03 of this Current
                           two-thirds of the            Report on Form 8-K.
                           Cumulative Second:
                                                        The holder of each
                           (i) Any amendment of         share of Series 1
                           the Bylaws or Articles       Exchanged Preferred
                           that adversely affects       Stock only has the
                           the voting rights of         right to one vote for
                           such shares;                 each share of Series 1
                                                        Exchanged Preferred
                           (ii) the issuance of         Stock and votes
                           stock ranking prior to       together with the
                           such shares;                 Common Stock.

                           (iii) any voluntary          Except for the addition
                           dissolution,                 of the voting rights
                           liquidation or winding       discussed above, which
                           up of the affairs of         are effective with the
                           the Company or lease         requirement of a
                           or conveyance of             default, the Series 1
                           substantially all of         Exchanged Preferred
                           its property; and            Stock provides all
                                                        holders thereof in the
                           (iv) the purchase or         aggregate with the same
                           redemption of less           relative,
                           than all of such             participating, optional
                           shares unless all            or other special rights
                           dividends are paid.          and powers as those
                                                        held by all of the
                           Any of the following         holders of the
                           actions must be              Cumulative Second;
                           approved by at least a       provided, however, the
                           simple majority of           remedies for default by
                           such shares:                 the Company with
                                                        respect to the election
                           (i) the issuance of          of directors provided
                           any class of any             in the Resolutions
                           security convertible         Establishing the
                           into stock ranking on        Cumulative Second shall
                           parity with such             not be effective until
                           shares if those shares       the holders of Allowed
                           when added together          Enron Preferred Equity
                           with the Cumulative          Interests (Class 383)
                           Second equal                 (as defined in the
                           5,000,000, or                Chapter 11 Plan), with
                                                        regard to the Company's
                           (ii) the merger of the       Cumulative Second, are
                           Company with any other       entitled to
                           corporation, unless          distributions under the
                           after the merger the         Chapter 11 Plan.
                           rights of holders of
                           Cumulative Second are
                           preserved and no
                           shares rank prior to
                           or on parity with the
                           shares with such
                           rights, except such
                           shares that are
                           authorized immediately
                           prior to the merger.

                           If the dividends of
                           the Cumulative Second
                           are in arrears the
                           stockholders of such
                           shares may elect two
                           directors.

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
SERIES 2 EXCHANGED         The Statement of             The Chapter 11 Plan
PREFERRED STOCK AND        Resolutions                  cancelled all
9.142% PERPETUAL           Establishing the             Perpetual Second
SECOND PREFERRED           9.142% Perpetual             outstanding immediately
STOCK                      Second Preferred             prior to the Effective
                           Series of Stock (the         Date, and the
                           "Perpetual Second") of       Post-Effective Articles
                           Enron Oregon Corp.,          authorized 36 shares of
                           adopted on June 17,          Series 2 Exchanged
                           1997, authorized             Preferred Stock.  One
                           35.568509 shares of          share of Series 2
                           Perpetual Second.  The       Exchanged Preferred
                           statement requires           Stock for each share of
                           that the following           cancelled Perpetual
                           must be approved by          Second has been issued
                           the holders of at            to the Preferred Equity
                           least two-thirds of          Trust as described in
                           the Perpetual Second:        Item 3.03 of this
                                                        Current Report on Form
                           (i) any amendment of         8-K.
                           the Bylaws or Articles
                           that adversely affects       The holder of each
                           the voting rights of         share of Series 2
                           such shares;                 Exchanged Preferred
                                                        Stock has the right to
                           (ii) the issuance of         one vote for each share
                           any number of shares         of Series 2 Exchanged
                           of any series of stock       Preferred Stock and
                           ranking prior to such        votes together with the
                           shares, except such          Common Stock.
                           shares that are
                           authorized immediately       Except for the addition
                           prior to the merger;         of the voting rights
                                                        discussed above, which
                           (iii) any voluntary          are effective with the
                           dissolution,                 requirement of a
                           liquidation or winding       default, each share of
                           up of the affairs of         Series 2 Exchanged
                           the Company or lease         Preferred Stock
                           or conveyance of             provides the holders
                           substantially all of         thereof with the same
                           its property; and            relative,
                                                        participating, optional
                           (iv) the purchase or         or other special rights
                           redemption of less           and powers as those
                           than all of such stock       held by the holders of
                           unless all dividends         each share of the
                           are paid.                    Company's Perpetual
                                                        Second; provided,
                           Any of the following         however, the remedies
                           actions must be              for default by the
                           approved by at least a       Company with respect to
                           simple majority of           the election of
                           such shares:                 directors provided in
                                                        the Resolutions
                           (i) the issuance of          Establishing the
                           any class of any             Perpetual Second shall
                           security convertible         not be effective until
                           into stock ranking on        the holders of Allowed
                           parity with such             Enron Preferred Equity
                           shares if those shares       Interests (Class 383)
                           when added together          (as defined in the
                           with the Perpetual           Chapter 11 Plan), with
                           Second equal                 regard to the Company's
                           5,000,000, or                Perpetual Second, are
                                                        entitled to
                           (ii) the merger of the       distributions under the
                           Company with any other       Chapter 11 Plan.
                           corporation, unless
                           after the merger the
                           same rights for
                           holders of

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
                           the Perpetual Second
                           are preserved and no
                           shares rank prior to
                           or on parity with the
                           Perpetual Second.

                           If the dividends of
                           the Perpetual Second
                           are in arrears, the
                           Perpetual Second
                           stockholders may elect
                           two directors.
---------------------      -----------------------      ------------------------
SERIES 3 EXCHANGED         The Statement of             The Chapter 11 Plan
PREFERRED STOCK AND        Resolutions                  cancelled all
MANDATORILY                Establishing the             Mandatorily Convertible
CONVERTIBLE JUNIOR         Mandatorily                  outstanding immediately
PREFERRED STOCK,           Convertible Junior           prior to the Effective
SERIES B                   Preferred Stock,             Date, and the
                           Series B (the                Post-Effective Articles
                           "Mandatorily                 authorized a number of
                           Convertible") of Enron       shares of Series 3
                           Oregon Corp., adopted        Exchanged Preferred
                           on September 17, 1999,       Stock based upon a
                           authorized an                formula.  One share of
                           indefinite number of         Series 3 Exchanged
                           shares of Mandatorily        Preferred Stock for
                           Convertible up to a          each share of cancelled
                           number necessary to          Mandatorily Convertible
                           fulfill certain of the       has been issued to the
                           Company's obligations        Preferred Equity Trust
                           but never greater than       as described in Item
                           the number of                3.03 of this Current
                           authorized but               Report on Form 8-K.
                           unissued preferred
                           shares of the Company.       Each holder of Series 3
                           The statement provides       Exchanged Preferred
                           that the holders of          Stock has the right to
                           Mandatorily                  one vote for each share
                           Convertible have no          of such stock held and
                           right to vote except         votes together with the
                           as provided below.           Common Stock.

                           Any of the following         Except for the addition
                           must be approved by          of the voting rights
                           the holders of a             discussed above, which
                           majority of the              are effective with the
                           Mandatorily                  requirement of a
                           Convertible:                 default, each share of
                                                        Series 3 Exchanged
                           (i) any amendment of         Preferred Stock
                           the Articles that            provides the holders
                           adversely affects the        thereof with the same
                           voting rights of such        rights and powers as
                           shares;                      those held by the
                                                        holders of each share
                           (ii) the sale, lease         of the Mandatorily
                           or conveyance of all         Convertible; provided,
                           or substantially all         however, the remedies
                           of the Company's             for default by the
                           property;                    Company with respect to
                                                        the election of
                           (iii) the issuance of        directors provided in
                           any shares of any            the Resolutions
                           series of stock              Establishing the
                           ranking on parity with       Mandatorily Convertible
                           the  Mandatorily             are not effective until
                           Convertible; and             the holders of Allowed
                                                        Enron Preferred Equity
                           (iv) the merger of the       Interests (Class 383)
                           Company with any other       (as defined in the
                           corporation, unless          Chapter 11 Plan), with
                           after the merger the         regard to the Company's
                           rights of holders of         Mandatorily
                           Mandatorily                  Convertible, are
                           Convertible are              entitled to
                           preserved                    distributions under the
                                                        Chapter 11 Plan.

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
                           and such shareholders
                           will continue to hold
                           the same amount of
                           shares.

                           If the dividends of the
                           Mandatorily Convertible
                           are in arrears the
                           Mandatorily Convertible
                           stockholders may elect
                           two directors.
---------------------      -----------------------      ------------------------
SERIES 4 EXCHANGED         The Statement of             The Chapter 11 Plan
PREFERRED STOCK AND        Resolutions                  cancelled all
THE MANDATORILY            Establishing the             Mandatorily Convertible
CONVERTIBLE SINGLE         Mandatorily                  Single Reset Preferred
RESET PREFERRED            Convertible Single           Stock, Series C
STOCK, SERIES C            Reset Preferred Stock,       outstanding immediately
                           Series C (the "Single        prior to the Effective
                           Reset") of Enron             Date, and the
                           Oregon Corp., adopted        Post-Effective Articles
                           on June 13, 2001,            authorized 182,908
                           authorized 182,908           shares of Series 4
                           shares of Single             Exchanged Preferred
                           Reset. The statement         Stock.  One share of
                           provides that the            Series 4 Exchanged
                           holders of the Single        Preferred Stock for
                           Reset have no right to       each share of cancelled
                           vote except as               Single Reset has been
                           provided below.              issued to the Preferred
                                                        Equity Trust as
                           Any of the following         described in Item 3.03
                           must be approved by          of this Current Report
                           the holders of a             on Form 8-K.
                           majority of the Single
                           Reset:                       The holder of each
                                                        share of Series 4
                           (i) Any amendment of         Exchanged Preferred
                           the Articles that            Stock has the right to
                           adversely affects the        one vote for each share
                           holders of the Single        of Series 4 Exchanged
                           Reset, or reduces the        Preferred Stock and
                           minimum time required        votes together with the
                           for any notice to such       Common Stock.
                           holders;

                           (ii) the issuance of         Except for the addition
                           stock ranking prior to       of the voting rights
                           such shares; and             discussed above, which
                                                        are effective with the
                           (iii) the merger of          requirement of a
                           the Company with any         default, each share of
                           other corporation,           Series 4 Exchanged
                           unless after the             Preferred Stock
                           merger the rights of         provides the holders
                           holders of  Single           thereof with the same
                           Reset have been              relative,
                           substantially                participating, optional
                           preserved.                   or other special rights
                                                        and powers as those
                           If certain notes are         held by holders of each
                           not paid in full when        share of the Single
                           due, then the holders        Reset; provided,
                           of the Single Reset          however, the remedies
                           may elect two                for default by the
                           directors until the          Company with respect to
                           notes have been paid         the election of
                           or until directors may       directors provided in
                           be elected for the           the Resolutions
                           failure to pay               Establishing the Single
                           dividends.                   Reset are not effective
                                                        until the holders of
                           If the dividends of          Allowed Enron Preferred
                           the Single Reset are         Equity Interests (Class
                                                        383) (as defined in the
                                                        Chapter 11 Plan), with
                                                        regard to the Company's
                                                        Single Reset, are
                                                        entitled to
                                                        distributions under the
                                                        Chapter 11 Plan.

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
                           in arrears, holders of
                           the Single Reset may
                           elect two directors.
---------------------      -----------------------      ------------------------
SUBJECT TO CHAPTER         The Pre-Effective            Nothing in the
11 PLAN                    Articles do not              Post-Effective Articles
                           address this issue.          gives the holders of any
                                                        share of Common Stock,
                                                        Series 1 Exchanged
                                                        Preferred Stock, Series
                                                        2 Exchanged Preferred
                                                        Stock, Series 3
                                                        Exchanged Preferred
                                                        Stock, or Series 4
                                                        Exchanged Preferred
                                                        Stock any rights in
                                                        excess of the rights
                                                        given under the Chapter
                                                        11 Plan to prior holders
                                                        of the
                                                        Company's stock that
                                                        was cancelled on the
                                                        Effective Date.
---------------------      -----------------------      ------------------------
NUMBER OF DIRECTORS        The Pre-Effective            The number of directors
                           Articles do not              of the Company shall be
                           address this issue.          five.  Any director or
                           However, the                 directors may be
                           Pre-Effective Bylaws         removed from office for
                           allowed the Board of         Cause (a term defined
                           Directors to determine       in the Post-Effective
                           the number of                Articles), by the
                           directors, which had         affirmative vote of
                           to be at least 1 and         holders of not less
                           no more than 20.             than 75% of the total
                                                        number of the then
                                                        outstanding shares of
                                                        the Company.
---------------------      -----------------------      ------------------------
VACANCY ON THE BOARD       The Pre-Effective            If a vacancy occurs in
OF DIRECTORS               Articles do not              the Board of Directors
                           address this issue.          following the death,
                           However, the                 resignation or removal
                           Pre-Effective Bylaws         of a director, such
                           allowed vacancies to         vacancy may be filled by
                           be filled by the Board       the affirmative vote of
                           of Directors or the          a majority of the
                           shareholders.                remaining directors
                                                        after consultation with
                                                        the Creditors' Committee
                                                        or the ENA Examiner
                                                        (each as defined in the
                                                        Chapter 11 Plan),
                                                        depending upon which was
                                                        initially consulted when
                                                        selecting the
                                                        original director;
                                                        provided, however, such
                                                        consultation is not
                                                        required if the
                                                        Creditors' Committee or
                                                        the ENA Examiner has
                                                        been dissolved or
                                                        discharged, as the case
                                                        may be.
---------------------      -----------------------      ------------------------
INDEMNIFICATION            The Pre-Effective            The Post-Effective
                           Articles provided            Articles direct the
                           indemnification for          board to provide
                           directors and                indemnification for the
                           officers.                    directors and officers
                                                        of the Company and
                                                        permit the board to
                                                        provide indemnification
                                                        for employees and agents
                                                        of the Company.
                                                        Notwithstanding anything
                                                        to the contrary, the
                                                        indemnification and
                                                        release of liability
                                                        provided for in the
                                                        Post-Effective Articles
                                                        shall not be deemed to

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
                                                        provide any right or
                                                        protection to any person
                                                        with regard to any act
                                                        or omission that
                                                        occurred prior to the
                                                        effectiveness of the
                                                        Post-Effective Articles.
---------------------      -----------------------      ------------------------
SPECIAL MEETINGS OF        The Pre-Effective            Special meetings of the
SHAREHOLDERS               Articles do not address      shareholders for any
                           this issue. However,         purpose or purposes may
                           the Pre-Effective            be called at any time
                           Bylaws allowed a             by the holders of not
                           special meeting to be        less than 25% of all
                           called by the Chairman       shares entitled to
                           of the Board, the            vote.
                           President, a Vice
                           Chairman of the Board,
                           a majority of
                           the Board of
                           Directors, a majority
                           of the Executive
                           Committee (if any),
                           and holders of at
                           least 10% of the votes
                           permitted on the
                           proposed issue.
---------------------      -----------------------      ------------------------
DIRECTORS' POWER TO        The Pre-Effective            The Board of Directors
AMEND BYLAWS               Articles did not             is expressly authorized
                           address this issue.          to adopt, repeal,
                           However, the                 alter, amend or rescind
                           Pre-Effective Bylaws         the Bylaws of the
                           provide that they may        Company.  In addition,
                           be amended by the            the Bylaws of the
                           Board of Directors and       Company may be adopted,
                           the shareholders.            repealed, altered,
                           However, the Board of        amended or rescinded by
                           Directors may not            the affirmative vote of
                           amend a particular           the holders of not less
                           bylaw previously             than 75% of the total
                           amended by the               number of votes of the
                           shareholders if in           stock of the Company.
                           amending such bylaw
                           the shareholders
                           provided expressly
                           that the Board of
                           Directors may not
                           amend or repeal such
                           Bylaw.
---------------------      -----------------------      ------------------------
RELATED PARTY              The Pre-Effective            The Post-Effective
TRANSACTIONS               Articles required            Articles of
                           approval of holders of       Incorporation do not
                           80% of the Company's         address this issue.
                           voting stock for
                           related party
                           transactions that did
                           not meet certain
                           criteria, such as
                           approval by 80% of
                           directors satisfying a
                           definition of
                           "Continuing Directors"
                           (as defined in the
                           Pre-Effective
                           Articles).
---------------------      -----------------------      ------------------------
SPECIFIC AMENDMENT         The affirmative vote         The affirmative vote of
REQUIREMENTS               of the holders of not        the holders of not less
                           less than 80% of the         than 75% of the total
                           total number of votes        number of votes of the
                           of the stock of the          stock of the Company
                           Company shall be             shall be required to
                           required to amend            amend any provision
                           Article 5 (for               inconsistent with the
                           business transactions        purpose or intent of
                           with related persons),       Articles 5 (Matters
                           including any                Associated with
                           provision inconsistent       Directors), 6
                           with the purpose or          (Liability and
                           intent                       Indemnification), 8
                                                        (Amendment of Articles

        TERM               PRE-EFFECTIVE ARTICLES       POST-EFFECTIVE ARTICLES
---------------------      -----------------------      ------------------------
                           of Article 5 of              Generally), 9 (Special
                           the Pre- Effective           Meetings of
                           Articles.                    Shareholders), 10
                                                        (Board of Directors'
                                                        Power to Amend the
                                                        Post-Effective Bylaws)
                                                        and 11 (Amendment of
                                                        Articles 5, 6, 8, 9, 10
                                                        and 11).

  SUMMARY COMPARISON OF THE PRE-EFFECTIVE BYLAWS AND THE POST-EFFECTIVE BYLAWS

         The following comparative summary of the terms of the Pre-Effective Bylaws and the Post-Effective Bylaws does not purport to be complete. The summary of the terms of the Post-Effective Bylaws are qualified by reference to their complete text attached to this Current Report on Form 8-K as Exhibit 3.2, and the summary of the Pre-Effective Bylaws are qualified by reference to their complete text, which is filed with the SEC as Exhibit 3.04 to Post-Effective Amendment No. 1 to Enron's Registration Statement on Form S-3 - File No. 33-60417.

         TERM                PRE-EFFECTIVE BYLAWS        POST-EFFECTIVE BYLAWS
----------------------      ----------------------      -----------------------
DATE AND TIME OF            Annual meetings must        The annual meeting of
ANNUAL MEETINGS             be no later than the        shareholders will be
                            earlier of 6 months         held on such date and
                            after the Company's         time as fixed by the
                            fiscal year end, or         Company's Board of
                            15 months after the         Directors.
                            previous annual
                            meeting.
----------------------      ----------------------      -----------------------
RECORD DATE FOR             The record date for         The record date for
MEETING OF                  shareholder voting          shareholder voting
STOCKHOLDERS                shall not be more           will be the day before
                            than 70 days before         the mailing of the
                            the date of the             notice of the meeting
                            proposed meeting. If        or on such other date
                            the Board of                not more than 70 nor
                            Directors does not          less than 10 days
                            fix a record date           before such meeting as
                            then it will be the         may be fixed in
                            day before notice is        advance by the Board
                            transmitted.                of Directors.
----------------------      ----------------------      -----------------------
SPECIAL MEETINGS            Special meetings may        The Company will hold
                            be called by the            a special meeting of
                            Chairman of the             shareholders upon the
                            Board, the President,       call of the Board of
                            a Vice Chairman of          Directors or by the
                            the Board, a majority       holders of not less
                            of the Board of             than 25 percent of all
                            Directors, a majority       votes entitled to be
                            of the Executive            cast.
                            Committee, and to the
                            extent required by
                            law by the holders of
                            at least 10% of the
                            votes entitled to be
                            cast.

         TERM                PRE-EFFECTIVE BYLAWS        POST-EFFECTIVE BYLAWS
----------------------      ----------------------      -----------------------
SHAREHOLDER MEETING         The Pre-Effective           Without proper objection
ATTENDANCE AND WAIVER       Bylaws did not              at the meeting, a
                            address this issue.         shareholder's attendance
                                                        at a meeting waives
                                                        objection to lack of
                                                        notice or defective
                                                        notice of the meeting
                                                        or of a matter to be
                                                        considered at such
                                                        meeting.
----------------------      ----------------------      -----------------------
CUMULATIVE VOTING           Unless otherwise            The Post-Effective
                            provided in the             Bylaws do not address
                            Pre-Effective               this issue.
                            Articles, cumulative
                            voting for the
                            election of directors
                            is prohibited.
----------------------      ----------------------      -----------------------
REMOVAL OF DIRECTORS        Any director or the         The Post-Effective
                            entire Board of             Bylaws do not address
                            Directors may be            this issue.  This
                            removed, with or            issue is now addressed
                            without cause by the        in the Post-Effective
                            holders of a majority       Articles.
                            of the shares.
----------------------      ----------------------      -----------------------
VACANCIES                   The shareholders or         If a vacancy occurs on
                            the Board of                the Board of
                            Directors may fill a        Directors, the Board
                            vacancy in the Board        of Directors may fill
                            of Directors.  If the       the vacancy, subject
                            vacancy is filled by        to the limitations set
                            shareholders and was        forth in the
                            held by a director          Post-Effective
                            elected by a voting         Articles.
                            group of
                            shareholders, then
                            only the holders of
                            shares of that voting
                            group are entitled to
                            vote to fill the
                            vacancy.
----------------------      ----------------------      -----------------------
EXECUTIVE COMMITTEE         The Board of                The Post-Effective
                            Directors may               Bylaws do not
                            designate an                specifically provide
                            Executive Committee         for an Executive
                            consisting of two or        Committee, but do
                            more of the directors       generally provide for
                            of the Company, that,       committees created
                            during the intervals        with such power
                            between the meetings        granted by the Board
                            of the Board of             of Directors.
                            Directors or when a
                            quorum fails to be
                            present, possesses
                            and may exercise all
                            the powers of the
                            Board of Directors,
                            subject to certain
                            exceptions.
----------------------      ----------------------      -----------------------
AUDIT COMMITTEE             The Board of                The Post-Effective
                            Directors may               Bylaws do not
                            designate an Audit          specifically provide
                            Committee consisting        for an Audit
                            of two or more of the       Committee, but do
                            directors of the            generally provide for
                            Company that shall          committees created
                            have and may exercise       with such power
                            such powers and             granted by the
                            authority as provided

         TERM                PRE-EFFECTIVE BYLAWS        POST-EFFECTIVE BYLAWS
----------------------      ----------------------      -----------------------
                            in the resolution           Board of Directors.
                            creating it and as
                            determined from time
                            to time by the Board
                            of Directors.
----------------------      ----------------------      -----------------------
SUBSTITUTION AND            The Board of                Subject to the prior
REMOVAL OF COMMITTEE        Directors may               approval of the ENA
MEMBERS                     designate one or more       Examiner Director,
                            directors as                unless the ENA
                            alternate members, or       Examiner Director is
                            remove and replace          appointed to a
                            members, of any             committee, the Board
                            committee.                  of Directors may
                                                        appoint or remove
                                                        members of any such
                                                        committee.
----------------------      ----------------------      -----------------------
LIMITATION ON POWER         No committee of the         The Post-Effective
AND AUTHORITY OF            Board of Directors          Bylaws do not address
COMMITTEES                  shall have the power        this issue.
                            or authority of the
                            Board of Directors to:
                            (a) with certain
                            exceptions, authorize
                            distributions;
                            reacquisition of
                            shares; or issuances
                            or sale, or contract
                            for sale of, shares;
                            (b) approve or propose
                            to shareholders
                            actions that are
                            required to be
                            approved by
                            shareholders; (c) fill
                            vacancies on the Board
                            of Directors or any
                            committees; (d) with
                            certain exceptions,
                            amend the Articles of
                            Incorporation or
                            Bylaws; (e) approve a
                            plan of merger not
                            requiring shareholder
                            approval; (f) with
                            certain exceptions,
                            determine the
                            designation and
                            relative rights of a
                            class of shares.
----------------------      ----------------------      -----------------------
CHAIRMAN OF THE BOARD       The Chairman of the         The Chairman of the
AND CHIEF EXECUTIVE         Board is the Chief          Board is not an
OFFICER                     Executive Officer of        officer of the
                            the Company.                Company.  The
                                                        President is the Chief
                                                        Executive Officer of
                                                        the Company.
----------------------      ----------------------      -----------------------
SHAREHOLDER ACTION          The Pre-Effective           Action required or
WITHOUT A MEETING           Bylaws did not              permitted by law to be
                            address this issue.         taken at a
                                                        shareholders meeting
                                                        may be taken without a
                                                        meeting if the action
                                                        is taken by all the
                                                        shareholders entitled
                                                        to vote on the action.

         TERM                PRE-EFFECTIVE BYLAWS        POST-EFFECTIVE BYLAWS
----------------------      ----------------------      -----------------------
INDEMNIFICATION             The Pre-Effective           The Post-Effective
                            Bylaws did not              Bylaws provide that
                            address this issue.         the Company shall
                            However,                    indemnify its officers
                            indemnification was         and directors, and may
                            provided in the             indemnify its
                            Pre-Effective               employees and agents,
                            Articles.                   to the fullest extent
                                                        permitted by law.

                                                        Notwithstanding anything
                                                        to the contrary, the
                                                        indemnification and
                                                        release of liability
                                                        provided in the
                                                        Post-Effective Bylaws
                                                        does not provide any
                                                        right or protection to
                                                        any person with regard
                                                        to any act or omission
                                                        that occurred prior to
                                                        the effectiveness of the
                                                        Post-Effective Bylaws.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

         On November 17, 2004, the Chapter 11 Plan became effective, making November 17, 2004 its "Effective Date". A copy of the Chapter 11 Plan is attached as Exhibit 2.1 to a July 15, 2004 Form 8-K filed by the Company with the SEC.

         A copy of the Chapter 11 Plan is also currently available at the Company's website located at http://www.enron.com/corp/por/ and the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and at the website maintained at the direction of the Bankruptcy Court at www.elaw4enron.com.

         As explained in a November 8, 2001 Form 8-K filed by the Company with the SEC, the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by the Company, the financial statements of the Company for the third quarter of 2001 should not be relied upon. Due to the Company's bankruptcy, which was commenced on December 2, 2001, and certain other factors beyond the control of current management of the Company, the Company has been unable to prepare the applicable restated audited and unaudited financial statements for such periods or any audited and unaudited financial statements for any period thereafter, in each case, necessary to comply with the Exchange Act. In lieu of filing such required financial statements since its filing for bankruptcy, the Company has complied with the Exchange Act, to the extent that it was able, by filing Current Reports on Forms 8-K with the SEC.

         Pursuant to the Chapter 11 Plan, on the Effective Date, all of the Company's outstanding stock, including, without limitation, its Common Stock and its Cumulative Second Preferred Convertible Stock, was cancelled with new shares being issued to two trusts referred to in the Chapter 11 Plan as the Common Equity Trust and the Preferred Equity Trust. As a result of the cancellation of the Company's stock, the Company no longer has shares of stock outstanding that require registration and reporting under the Exchange Act. Therefore, this Form 8-K will be the Company's final filing under the Securities Exchange Act of 1934.

         The Company continues to believe that the common and preferred stock of the Company cancelled upon the effectiveness of the Chapter 11 Plan had no value. However, the Chapter 11 Plan provides the Company's former stockholders with a contingent right to receive recovery through their interests in the Common Equity Trust or the Preferred Equity Trust, as the case may be, in the very unlikely event that the aggregate value of the Company's assets exceeds the total amount of allowed claims under the Chapter 11 Plan.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         3.1   Second Amended and Restated Articles of Incorporation of the
               Company.

         3.2   Amended and Restated Bylaws of the Company.

         10.1 Common Equity Trust Agreement, dated as of November 16, 2004, among the Debtors and SFC.

         10.2 Preferred Equity Trust Agreement, dated as of November 16, 2004, among the Debtors and SFC.

         10.3 Reorganized Debtors Plan Administration Agreement, dated as of November 17, 2004, among the Reorganized Debtors and SFC.

         99.1  Assumption Schedule.

         THE CHAPTER 11 PLAN AND THIS FORM 8-K, INCLUDING THE EXHIBITS ATTACHED HERETO, MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE REMAINDER OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11

PROCESS, SUCH AS THE DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR CASH UNDER THE CHAPTER 11 PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE REORGANIZED DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SEC, THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE REORGANIZED DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE CHAPTER 11 PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE REORGANIZED DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE REORGANIZED DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE REORGANIZED DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

         THE INFORMATION CONTAINED IN THE CHAPTER 11 PLAN IS NOT TO BE USED FOR INVESTMENT PURPOSES.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.


Date:  November 17, 2004               By:      /s/ Robert H. Walls, Jr.
                                          --------------------------------------
                                            Name:  Robert H. Walls, Jr.
                                            Title: Executive Vice President and
                                                   General Counsel

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
-------      -----------

  3.1        Second Amended and Restated Articles of Incorporation of the
             Company

  3.2        Amended and Restated Bylaws the Company

 10.1 Common Equity Trust Agreement, dated as of November 16, 2004, among the Debtors and SFC

 10.2 Preferred Equity Trust Agreement, dated as of November 16, 2004, among the Debtors and SFC

 10.3 Reorganized Debtors Plan Administration Agreement, dated as of November 17, 2004, among the Reorganized Debtors and SFC

 99.1        Assumption Schedule